SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2004

TRANSMETA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-31803	77-0402448

(Commission File Number)	(IRS Employer Identification No.)

3990 Freedom Circle, Santa Clara, CA	95054

(Address of principal executive offices)	(Zip Code)

(408) 919-3000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
SIGNATURE

Item 2.02. Results of Operations and Financial Condition.

See the disclosure below in Item 4.02.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 20, 2004, Transmeta announced in a press release that it expects to amend its financial statements for the quarterly period ended June 30, 2004 (the “Second Quarter Financial Statements”) to reflect a $1.3 million adjustment relating to excess package substrate materials on hand and on order within that period and a related inventory adjustment. Transmeta previously announced a second quarter 2004 GAAP net loss of $25.5 million, or a loss of $0.15 per share, which included inventory-related charges of $2.7 million. As a result of the expected additional adjustment of $1.3 million, Transmeta now expects to report, for the quarterly period ended June 30, 2004, a GAAP net loss of $26.8 million, or a loss of $0.15 per share.

On October 20, 2004, as a result of the expected amendment of the Second Quarter Financial Statements described above, Transmeta’s chief executive officer and Transmeta’s chief financial officer concluded that the Second Quarter Financial Statements should no longer be relied upon pending correction in an amended report. Transmeta’s chief executive officer and chief financial officer have discussed and are discussing the matters described above with both Transmeta’s audit committee and Ernst & Young LLP, Transmeta’s independent accountant.

This current report contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements speak only as of the date of this current report, and Transmeta will not necessarily provide updates of its projections or other forward-looking statements. Investors are cautioned that such forward-looking statements are subject to many risks and uncertainties, and may differ materially or adversely from our actual results or future events. Transmeta urges investors to review its filings with the Securities and Exchange Commission, including its most recent reports on Forms 10-K, 10-Q and 8-K, which reports describe important risk factors that could have an adverse effect on its results. Transmeta undertakes no obligation to revise or update publicly any forward-looking statement for any reason.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMETA CORPORATION

Date: October 26, 2004	By:	/s/ John O’Hara Horsley

John O’Hara Horsley Vice President, General Counsel & Secretary